Exhibit 99.3

First Choice Healthcare

Solutions, Inc.

Condensed Consolidated Pro

Forma Unaudited Financial

Statements

Year ended

December 31, 2014 and Nine

Months Ended September 30, 2015

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET SEPTEMBER 30, 2015

	Balance Sheet First Choice Healthcare Solutions, Inc. September 30,	Balance Sheet Crane Creek Surgical Partners, LLC. September 30,	Pro Forma Adjustments to Reflect The Variable Interest Entity of Crane Creek Surgical Partners, LLC. As of January 1, 2015		Balance Sheet Consolidated Pro Forma September 30,
	2015	2015	Dr	Cr	2015

ASSETS

Current assets
Cash	$751,559	$164,323	—	—	$915,882
Cash-restricted	395,637	—	—	—	395,637
Accounts receivable	5,611,386	706,957	—	—	6,318,343
Employee loans	493,360	—	—	—	493,360
Prepaid and other current assets	548,211	—	—	—	548,211
Capitalized financing costs, current portion	54,858	—	—	—	54,858
Total current assets	7,855,011	871,280	—	—	8,726,291

Property, plant and equipment, net of accumulated depreciation of $4,152,225 and $1,546,095	8,027,163	715,896	—	—	8,743,059

Other assets
Deferred costs, net of amortization of $134,435	3,091,992	—	—	—	3,091,992
Patient list, net of accumulated amortization of $70,000	230,000	—	—	—	230,000
Patents, net of amortization of $33,425	253,075	—	—	—	253,075
Investments	22,200	—	—	—	22,200
Notes receivable, acquisition deposit	141,352	—	—	141,352	—
Deposits	2,571	—	—	—	2,571
Total other assets	3,741,190	—	—	141,352	3,599,838

Total assets	$19,623,364	$1,587,176	—	$141,352	$21,069,188

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$2,476,718	$673,772	$—	$—	$3,150,490
Accrued interest	—	1,352	1,352	—	—
Related party payable	—	251,588	—	—	251,588
Capital lease payable	—	—	—	—	—
Due to members	—	940,000	140,000	—	800,000
Line of credit, short term	1,788,164	—	—	—	1,788,164
Notes payable, current portion	7,852,176	—	—	—	7,852,176
Unearned revenue	42,704	—	—	—	42,704
Deferred rent, short term portion	118,810	—	—	—	118,810
Total current liabilities	12,278,572	1,866,712	141,352	—	14,003,932

Long term debt:
Deposits held	67,432	—	—	—	67,432
Deferred rent, long term portion	1,489,636	522,046	—	—	2,011,682
Notes payable, long term portion	894,835	—	—	—	894,835
Total long term debt	2,451,903	522,046	—	—	2,973,949

Total liabilities	14,730,475	2,388,758	141,352		16,997,881

Equity
Common stock, $0.001 par value; 100,000,000 shares authorized, 18,432,055 and 17,951,055 shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively	22,433	—	—	—	22,433
Additional paid in capital	20,696,977	—	—	—	20,696,977
Members’ capital	—	1,409,858	—	—	1,409,858
Accumulated deficit	(15,687,835)	(2,211,440)	—	—	(17,899.275)
Subtotal equity	5,031,575	(801,582)	—		4,229,993
Non-controlling interest	(138,686)	—	—	—	(138,686)
Total equity	4,892,889	(801,582)	—	—	4,091,307
Total liabilities and equity	$19,623,364	$1,587,176	$141,352	—	$21,069,188

See the accompanying notes to these unaudited condensed consolidated pro forma financial statements

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2015

	First Choice Healthcare Solutions, Inc. 9 Months Ended September 30,	Crane Creek Surgical Partners, LLC 9 Months Ended September 30,	Pro Forma Adjustments to Reflect The Variable Interest Entity of Crane Creek Surgical Partners, LLC As of January 1, 2015		Consolidated Pro Forma 9 Months Ended September 30,
	2015	2015	Dr	Cr	2015

Revenues:
Patient Service Revenue	$11,871,574	$2,076,563			$13,948,137
Provision for bad debts	(51,485)	—			(51,485)
Net patient service revenue less provision for bad debts	11,820,089	2,076,563			13,896,652
Rental Revenue	1,301,515	—			1,301,515
Total Revenue	13,121,604	2,076,563			15,198,167

Operating expenses:
Salaries & Benefits	5,311,710	754,083			6,065,793
Other Operating expenses	1,685,830	740,373			2,426,203
General & Administrative	4,437,801	1,065,081			5,502,882
Depreciation and amortization	558,189	229,661			787,850
Total operating expenses	11,993,530	2,789,198			14,782,728
Net income from operations	1,128,074	(712,635)			415,439
Other income (expense):
Miscellaneous income	22,719	13,149			35,868
Amortization Financing costs	(60,507)	—			(60,507)
Interest expense, net	(925,045)	(14,464)	1,352	1,352	(939,509)
Total other expense	(962,833)	(1,315)			(964,148)

NET INCOME (LOSS)	$165,241	$(713,950)			$(548,709)
Non-controlling Interest	—	(428,370)			(428,370)
Net Income (Loss) available to shareholder	0.01	(7,418.51)			(7,418.52)
Net Income (loss) per common share, basic	0.01	(7,418.51)			(7,418.52)

Net Income (loss) per common share, diluted	0.01	(7,418.51)			(7,418.52)

Weighted average number of common shares outstanding, basic	12,249,783	96.239			12,249,879.239

Weighted average number of common shares outstanding, diluted	21,583,117	96.239			21,583,213.239

See the accompanying notes to these unaudited condensed consolidated pro forma financial statements

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

	First Choice Healthcare Solutions, Inc. Year Ended December 31,	Crane Creek Surgical Partners, LLC Year Ended December 31,	Pro Forma Adjustments to Reflect The Variable Interest Entity of Crane Creek Surgical Partners, LLC As of January 1, 2014		Consolidated Pro Forma Year Ended December 31,
	2014	2014	Dr	Cr	2014

Revenues:
Patient Service Revenue	$7,966,385	$3,248,786			$11,215,171
Provision for bad debts	(912,782)	—			(912,782)
Net patient service revenue less provision for bad debts	7,053,603	3,248,786			10,302,389
Rental Revenue	1,048,999	—			1,048,999
Total Revenue	8,102,602	3,248,786			11,351,388

Operating expenses:
Salaries & Benefits	4,761,573	917,317			5,678,890
Other Operating expenses	1,897,780	905,203			2,802,983
General & Administrative	2,434,259	1,394,630			3,828,889
Depreciation and amortization	552,084	307,266			859,350
Total operating expenses	9,645,696	3,524,416			13,170,112

Net (loss) income from operations	(1,543,094)	(275,630)			(1,818,724)

Other income (expense):
Miscellaneous income	3,000	15,424			18,424
Amortization Financing costs	(82,744)	—			(82,744)
Interest expense, net	(866,701)	(65,864)			(932,565)
Total other expense	(946,445)	(50,440)			(996,885)

Net loss before provision for income taxes	(2,489,539)	(326,070)			(2,815,609)

Income taxes (benefit)	—	—			—

NET LOSS	$(2,489,539)	$(326,070)			$(2,815,609)

Net loss per common share, basic and diluted	$(0.14)	$(3,388.13)			$(3,388.27)

Weighted average number of common shares outstanding, basic and diluted	17,249,921	96.239			17,250,017.239

See the accompanying notes to these unaudited condensed .onsolidated pro forma financial statements

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1 - DESCRIPTION OF BUSINESS

First Choice Healthcare Solutions, Inc. (“FCHS,” the “Company,” “we,” “our” or “us”) is engaged in the creation of state-of-the-art, multi-specialty “Medical Centers of Excellence” primarily in select markets in the southeastern region of the United States. We intend to own and operate these “Medical Centers of Excellence” under the FCHS brand.

We believe by integrating the synergistic mix of orthopedic, spine, neurology and interventional pain specialties with related diagnostic and ancillary services and state-of-the-art equipment and technologies all in one location, or a “Medical Center of Excellence,” we are able to:

●	provide patients with convenient access to musculoskeletal and rehabilitative care via orthopedic, spine, neurology and interventional pain medicine treatment, diagnostics and ancillary care services, including, but not limited to magnetic resonance imaging (“MRI”), x-ray (“X-ray”), durable medical equipment (“DME”) and physical therapy (“PT”);

●	empower physicians to collaborate as a unified care team, optimizing care coordination and improving outcomes; and

●	advance the quality and cost effectiveness of our patients’ healthcare; and ultimately, achieve strong, sustainable financial performance that serves to create long-term value for our stockholders.

Our goal is to build a network of non-physician-owned and operated Medical Centers of Excellence in diverse locations, primarily throughout the southeastern region of the United States. By centralizing current and future Centers’ business management functions, including call center operations, scheduling, billing, compliance, accounting, marketing, advertising, legal, information technology and record-keeping, at our corporate headquarters, we will maintain efficiencies and scales of economies. We believe our structure will enable our staff physicians to focus on the practice of medicine and the delivery of quality care to the patients we serve, as opposed to having their time and attention focused on business administration responsibilities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the presentation of the accompanying unaudited condensed financial statements follows:

General

The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the Agreement had taken place on September 30, 2015 and combines CCSP’s unaudited condensed balance sheet as of September 30, 2015 with First Choice Healthcare Solutions, Inc.’s (FCHS) condensed balance sheet as of September 30, 2015. The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the Agreement had taken place on September 30, 2015 and combines CCSP’s unaudited condensed balance sheet as of September 30, 2015 with FCHS’s condensed balance sheet as of September 30, 2015. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and the instructions to Form 10-Q and Rule 8-03 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

Use of estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the useful life of fixed assets.

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

The Company recognizes in accordance with Accounting Standards Codification subtopic 954-310, “Health Care Entities” (“ASC 954-310”), significant patient service revenue at the time the services are rendered, even though it does not assess the patient’s ability to pay.

Cash

Cash consists of cash held in bank demand deposits. The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 5 to 39 years.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

VIE Consolidation

ASC 810 provides guidance on the accounting for variable interest entities under US GAAP. Based on management’s interpretation of the six requirements of Accounting Standards Codification subtopic 810-15-22, the Company meets the definition of the primary beneficiary with control, without a majority equity interest, for consolidation of the Company’s financial position and operations with the financial position of CCSC Holdings, Inc. and its parent company, FCHS.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of September 30, 2015 and December 31, 2014. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts payable line of credit and advances. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Recent accounting pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s condensed financial position, results of operations or cash flows.

NOTE 3 - LIQUIDITY

As of September 30, 2015, the Company’s working capital deficit current liabilities minus current assets was $5,277,641. The Company’s owners have entered into an operating and control agreement giving CCSC Holdings Inc. a wholly owned subsidiary of First Choice Healthcare Solutions, Inc. (FCHS), a controlling variable interest in the Company. On November 12, 2015, the operating agreement was executed but made effective October 1, 2015.

NOTE 4 - PROPERTY AND EQUIPMENT

Property plant and equipment, at September 30, 2015, was $8,743,059 net of accumulated depreciation of $5,698,320.

During the nine months ended September 30, 2015, $787,850 was charge to operations depreciation expense.

NOTE 5 - OWNERS’ EQUITY

The Company’s membership interest as of November 2, 2015 was owned by CCSC Holdings, Inc., a wholly owned subsidiary of First Choice Healthcare Solutions, Inc. (“FCHS”) CCSC TBC Group, LLC, which is owned by Richard Hynes, M.D., FASC and Devin K. Datta, M.D., and HMA Blue Chip Investments, LLC (Blue Chip Surgical Center Partners), which developed and manages 17 world class ambulatory surgery centers across the United States.

Together, CCSC Holdings, Inc. and TBC Group own 75% interest in Crane Creek Surgical Partners. LLC. In accordance with the Crane Creek Restated and Amended Operating Agreement, CCSC Holdings, Inc. will exercise sufficient control over the business of Crane Creek that will allow FCHS to treat it as a variable interest entity (“VIE”), effective October 1, 2015.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Operating and Control Agreement for the controlling variable interest in the Company.

FCHS has the power to make decisions that most significantly affect the economic performance of CCSP and to absorb significant losses or right to receive benefits that could potentially be significant. As a result, the Company will include the financial results of the VIE in its consolidated financial statements in accordance with generally accepted accounting principles.

NOTE 7 - SUBSEQUENT EVENTS

In accordance with FASB ASC 855 “Subsequent Events,” FCHS has evaluated subsequent events through the date the financial statements are available to be issued, January 25, 2016.